SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) July 23, 2002
                                                       ------------

                               ChemFirst Inc.
                               --------------
             (Exact Name of Registrant as Specified in Charter)


        Mississippi                   001-12547                   64-0679456
 -------------------------      ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
      of Incorporation                                       Identification No.)

700 North Street, P. O. Box 1249
     Jackson, Mississippi                                         39215-1249
 --------------------------                                   ---------------
(Address of Principal Executive Offices)                          (Zip Code)


(Registrant's Telephone Number, including Area Code)          (601) 948-7550
                                                              --------------

                               Not Applicable
                               --------------
       (Former Name or Former Address, if Changed Since Last Report)


Item 5. Other Events.

         On July 23, 2002, ChemFirst Inc. and E. I. du Pont de Nemours and Company issued a joint press release announcing the signing of a definitive agreement for the acquisition of ChemFirst Inc. by DuPont in a cash transaction valued at $408 million, with a ChemFirst per share value of $29.20. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits.

Exhibit No.          Description
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99.1                 ChemFirst Inc. press release dated July 23, 2002.




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHEMFIRST INC.


Date:  July 23, 2002
                                          By:      /s/ Max P. Bowman
                                              -------------------------------
                                              Name:  Max P. Bowman
                                              Title: Vice President, Finance
                                                     and Chief Financial Officer






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                               EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

99.1                 ChemFirst Inc. press release dated July 23, 2002.